EXHIBIT 10.38

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

BETWEEN

SAVVIS COMMUNICATIONS CORPORATION

AND

CISCO SYSTEMS CAPITAL CORPORATION

This Second Amendment (the “Amendment”) to the Loan and Security Agreement (the “Agreement”) by and between Cisco Systems Capital Corporation (“Lender”), a Nevada corporation having its principal place of business at 170 West Tasman Drive, Mailstop SJC-13, 3rd Floor, San Jose, California 95134, and Savvis Communications Corporation, a Missouri corporation (“Borrower”) having its principal place of business at 1 Savvis Parkway, Town & Country, MO, 63017, is entered into as of the date of December 18, 2007 (the “Effective Date”). Unless expressly provided for herein, capitalized terms not otherwise defined herein have the meanings specified in the Agreement.

WHEREAS, Lender and Borrower have previously entered into the Agreement as of December 18, 2006;

WHEREAS, Lender and Borrower have previously amended the Agreement through a First Amendment entered into on July 31, 2007;

WHEREAS, Lender and Borrower have agreed to amend the terms of the Agreement under the terms and conditions set forth in this Amendment;

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1.	Section IA shall be deleted and replaced in its entirety with the following text:

I. LOANS AND PAYMENT.

A. Loans. Subject to the terms and conditions of this Agreement, Lender agrees to make advances (each, a “Loan”) available to Borrower from time to time from and after the Effective Date until the Availability Termination Date (as defined below) for use by Borrower in the purchase of certain Equipment (as defined below). The aggregate principal amount of the Loans outstanding at any time shall not exceed $33,000,000, and the principal amount of any Loan shall not exceed the aggregate of (1) the purchase price of the Equipment being financed by such Loan and (2) certain taxes and other costs incurred by Borrower in connection with such purchase, as approved by Lender in its sole discretion (the “Related Costs”). Amounts repaid on the Loans may not be reborrowed. The proceeds of the Loans shall be used solely to finance the purchase of the Equipment and payment of the Related Costs. “Equipment” means networking and telecommunications equipment and other related networking and telecommunications goods, spare parts, accessories maintenance, software and services that Cisco Systems, Inc. manufactures, assembles, sells, licenses or provides, either directly or through any distributor or other reseller or vendor reasonably satisfactory to Cisco Systems, Inc. “Availability Termination Date” means the earliest of (1) December 31, 2008, (2) the date Lender’s obligation to advance funds is terminated pursuant to Section VI, and (3) the date of indefeasible prepayment in full by Borrower of the Obligations pursuant to the terms of this Agreement.

All other terms and conditions of the Agreement remain unchanged and in full force and effect. This Amendment and the Agreement are the complete agreements between the parties hereto regarding this subject matter. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein or therein. In the event of a conflict between the Agreement and this Amendment, this Amendment will prevail with regard to the subject matter herein.

This Agreement may be executed in any number of separate counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

LENDER: CISCO SYSTEMS CAPITAL CORPORATION	BORROWER: SAVVIS COMMUNICATIONS CORPORATION

/s/ Authorized Signatory	/s/ Jeffrey H. Von Deylen
Authorized Signature	Authorized Signature

Jeffrey H. Von Deylen - CFO
Name	Name

December 17, 2007	December 18, 2007
Date	Date

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